UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05749

the China FUND, INC.

(Exact name of registrant as specified in charter)

C/O BROWN BROTHERS HARRIMAN & CO.

50 POST OFFICE SQ.

BOSTON, MA 02110

ATTENTION SUZAN BARRON

(Address of principal executive offices)(Zip code)

Copy to:

Suzan Barron Brown Brothers Harriman & Co. 50 Post Office Sq. Boston, MA 02110 (Name and Address of Agent for Service)	Laura E. Flores, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004-2541

Registrant’s telephone number, including area code: (888) 246-2255

Date of fiscal year end: October 31, 2023

Date of reporting period: April 30, 2023

Item 1. Report to Stockholders.

The China Fund, Inc.

SEMI-ANNUAL REPORT

April 30, 2023 (Unaudited)

The China Fund, Inc.
Table of Contents

THE CHINA FUND, INC.

Key Highlights (unaudited)

FUND DATA
NYSE Stock Symbol	CHN
Listing Date	July 10, 1992
Shares Outstanding	10,117,023
Total Net Assets (4/30/23)	$140,426,735
Net Asset Value Per Share (4/30/23)	$13.88
Market Price Per Share (4/30/23)	$11.76

TOTAL RETURN(1)
Performance as of 4/30/23:	Net Asset Value(2)	Market Price	MSCI China All-Shares Index
1-Year Cumulative	-3.45%	-6.99%	-3.87%
3-Year Cumulative	-6.82%	-7.52%	-6.31%
3-Year Annualized	-2.33%	-2.57%	-2.15%
5-Year Cumulative	-0.53%	-5.55%	-10.51%
5-Year Annualized	-0.11%	-1.14%	-2.20%
10-Year Cumulative	63.77%	55.68%	45.18%
10-Year Annualized	5.06%	4.53%	3.80%

DIVIDEND HISTORY
Record Date	Income	Capital Gains
12/27/22	—	$0.6748
12/28/21	$0.0421	$7.2248
12/28/20	$0.1502	$2.1621
12/30/19	$0.1320	$1.2523
12/21/18	$0.1689	$0.3712
12/19/17	$0.5493	—
12/19/16	$0.4678	—
12/28/15	$0.2133	$1.2825
12/22/14	$0.2982	$3.4669
12/23/13	$0.4387	$2.8753

(1) Total investment returns reflect changes in net asset value or market price, as the case may be, during each period and assumes that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The net asset value returns are not an indication of the performance of a stockholder’s investment in the Fund, which is based on market price. Total investment returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Total investment returns are historical and do not guarantee future results. Market price returns do not reflect broker commissions in connection with the purchase or sale of Fund shares.

(2) Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from what is reported in the Financial Highlights.

THE CHINA FUND, INC.

Asset Allocation AS OF April 30, 2023 (unaudited)

Ten Largest Listed Equity Investments*
Alibaba Group Holding, Ltd.	7.7%
Tencent Holdings, Ltd.	6.6%
Meituan	5.4%
PDD Holdings, Inc.	4.8%
China Merchants Bank Co., Ltd.	4.5%
JD.com, Inc.	4.4%
China International Capital Corp., Ltd.	4.0%
KE Holdings, Inc.	3.0%
Contemporary Amperex Technology Co., Ltd.	2.9%
Wuxi Biologics Cayman, Inc.	2.7%

* Percentages based on net assets.

Industry Allocation (unaudited)

Industry Allocation (as a percentage of net assets)

Electronic Equipment, Instruments & Components, 2.6%
Machinery, 2.4%
Other Industries, 15.6%
Broadline Retail, 16.9%
Semiconductors & Semiconductor Equipment, 2.6%
Life Sciences Tools & Services, 2.7%
Household Durables, 2.9%
Capital Markets, 10.5%
Media, 3.0%
Hotels, Restaurants & Leisure, 8.6%
Insurance, 3.2%
Beverages, 4.0%
Interactive Media & Services, 8.0%
Electrical Equipment, 4.8%
Banks, 6.0%
Real Estate Management & Development, 6.2%

Fund holdings are subject to change and percentages shown above are based on net assets at April 30, 2023. A complete list of holdings at April 30, 2023 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings can be found on our website, www.chinafundinc.com. You may also obtain holdings by calling 1-888-246-2255.

THE CHINA FUND, INC.

Chairman’s Statement (unaudited)

Dear fellow Stockholders,

It is our pleasure to provide you the semi-annual report for The China Fund, Inc. (the “Fund”) covering the first half of its fiscal year 2022-2023, that is from November 1, 2022 to April 30, 2023 (the “Period”).

The Stock Market and Fund Performance

China’s lockdown, as initiated by the Wuhan government in January 2020 in an endeavor to prevent the spread of Covid beyond the city, set a precedent for not only the remainder of China but also for many countries worldwide. Twenty-three months later China’s National Health Commission lifted the final quarantine measures but not without evidence of very serious economic damage in the home of, what represents, one-third of the world’s manufacturing capacity. The damage inflicted by the pandemic is clearly evident in an economy brought to a virtual standstill, with an unemployment rate that is at an all-time record high and in which both industrial production and retail sales have reduced to seriously depressed levels.

Around the time of the lifting of this quarantine at the end of 2022, the Chinese equity market gained upward momentum discounting a more positive outlook in the expectation of a post-Covid, reopening recovery. This was logical given, by then, the depressed economy and meaningfully low price-earnings multiples of many Chinese issuers. However, the consumer-led rehabilitation has been slower than initially expected, as much due to geopolitical events - particularly the rising political tensions between the US and China, a weak domestic manufacturing environment, low levels of private sector investment, and high levels of youth unemployment.

The Chinese people are now living with Covid and all restrictions of movement have been lifted, thereby allowing everyday life to gradually return to more normal levels – although economic activity has not, as yet, reached those of pre-Covid. The property market, whilst still quieter than pre-Covid, has demonstrated some strength, year to date, with residential property prices having increased by double figures since the start of 2023 and now stand at about similar levels to those of pre-Covid. Elsewhere in the economy problems remain, particularly in industrial output - as global consumer demand lags, private investment has yet to return to previous levels, whilst youth unemployment, at 20%, stands at a long-term high. Time and patience will be necessary to resolve these issues, but pragmatic government policies and pent up consumer demand (given consumers’ estimated 4% income increase year-on-year and the increase in private sector savings by an average of 59% during the pandemic) will undoubtedly help.

Whilst this recovery develops it will not be without bumps in the road and setbacks are bound to occur that will provide ammunition for the bearish argument, but such tensions (and fears of economic ‘decoupling’ with the western part of the world) are unlikely to deter the bigger story given that the recovery is domestically, rather than externally, driven.

Given this environment, through the Period the market initially rallied, in line with the more optimistic and above-mentioned investor expectations, and thence sharply reversed. The Fund’s benchmark gained some 40.13% in the initial 3 months of the Period and thence declined to -9.11% in the second half of the Period reflecting a 27.37% return for the Period.

THE CHINA FUND, INC.

Chairman’s Statement (unaudited) (continued)

For the Period, your Fund’s net asset value (“NAV”) increased 25.43%, 194 basis points below that of its performance benchmark. The shortfall being due primarily to the investment manager’s greater weighting in the platform stocks and expectations of a more rapid recovery that in fact eventuated through the Period. Nevertheless, the Fund’s performance places it in the second quartile for the Period when compared to comparable funds. Since the transition of the management of the Fund to Matthews Asia in 2019, the Fund’s investment return has outperformed its performance benchmark by an annualized 2.18%.

Your Investment Manager’s Report follows providing greater detail of its investment strategy.

Share Discount Management Programme

Share price discounts relative to NAV’s remain high across the investment company space hence your Board continues its discount management programme, buying back stock as and when the share price discount relative to the Fund’s NAV becomes excessive and incorporating other factors in an endeavor to maximize the effects of such buybacks in the best interests of stockholders.

As further discussed in Note E, in January 2023, the Fund announced that the Board adopted a conditional tender offer policy. The adoption of this policy does not affect the Fund’s ongoing share buy-back program, which remains in operation as previously disclosed.

As at time of writing the share discount to NAV stood at 13.83%.

Total Expense Ratio

Given the decline in the Fund’s assets under management due both to stock market movements and the payout to stockholders of realized gains, the Fund’s total expense ratio has risen during the Period and is now forecast at some 1.41% for the current year. Whist this is regrettable, I assure you that your Board’s priority is controlling the Fund’s expenses to the maximum extent possible and that the Board considers the current level of expenses to be reasonable and well within comparative numbers of similar funds.

We thank all stockholders for your continuing support of the Fund.

Yours very sincerely,

For and on behalf of The China Fund, Inc.

Julian Reid

Chairman

THE CHINA FUND, INC.

Investment Manager’s Statement (unaudited)

Market Environment

Chinese equities endured mixed fortunes during the six months ended April 30, 2023. After stocks rallied in November as the Chinese government abandoned its zero-COVID policy, momentum petered out in January as investors grew skeptical over the strength and endurance of the economic recovery. U.S. – China bilateral tensions escalated in February with speculation of “spy balloons” which weighed on sentiment. Market confidence partially recovered in March as the government showed strong support for gaming and internet sectors along with announcing state-owned enterprise (SOE) reforms and additional fiscal stimulus. Chinese equities turned lower in April as investors remained concerned over the longevity and fortitude of China’s economic recovery and lingering U.S.-China tensions. Optimism surrounding valuations, especially within the tech-heavy IT, communication services and discretionary sectors, reversed course leading to a large sell-off in mega-cap platform companies. Foreign-listed, large index names weakened the most in the month as overseas investors remained worried over the recovery in China’s trade, industrial output and consumer demand, and geo-political frictions stayed in the frame.

Performance Contributors and Detractors

For the six months ending April 30, 2023, China Fund, Inc. returned 25.43% while its benchmark, the MSCI China All Shares Index, returned 27.37%. From a sector perspective, the portfolio’s allocation and stock selection in financials, materials and real estate contributed the most to relative performance. On the other hand, allocation to communication services and stock selection within industrials detracted the most from relative performance.

Turning to individual holdings, PDD Holdings (Pinduoduo), one of China’s largest e-commerce platforms that started its businesses with a focus on lower-tier city, price-sensitive consumers directly through its interactive shopping experience, was among the largest contributors to both absolute and relative performance. PDD Holdings’ stronger-than-expected earnings results contributed to its stock appreciation. The company’s platform has been growing faster than peers and it has also experienced continued strong momentum delivering monetization of the business model. Bilibili, a platform company in China that is known to have a business model most similar to that of Youtube in the country, was another holding that was among the top contributors to performance. Despite heavy competition, Bilibili continues to gain users and demonstrate positive user engagement trends. In contrast, consumer internet giant Tencent Holdings and JD.com—China’s leading e-commerce platform company known for its authentic products as well as fast and efficient product delivery—were the biggest detractors to relative performance due to allocation effects. The portfolio was underweight Tencent, an outperformer in the period, and overweight JD.com, which was a weaker performer.

Outlook

China’s reopening remains bumpy with some sectors recovering ahead of others which has resulted in market concerns about the sustainability of earnings growth. We continue to monitor China’s property market developments as this is key in ensuring growth stability within the country. So far, a gradual, in-line property sector recovery has been seen on the ground, but we continue to monitor the pace of overall recovery. Industrial sector recovery has been weighed

THE CHINA FUND, INC.

INVESTMENT MANAGER’S STATEMENT (unaudited) (continued)

down by underperformance in the renewables sectors (EV/solar/wind) so far. We feel that investor sentiment has been overly bearish and believe these sectors continue to be a secular opportunity for growth and are key in China’s carbon neutrality transition. Platform companies in China continue to experience market sentiment volatility given varying geopolitical reactions. In this environment, we are focusing on the fundamentals of domestically oriented companies in China which in our view may be better positioned to deliver long-term growth.

THE CHINA FUND, INC.

Performance (unaudited)

Average Annual Total Returns(1) as of 04/30/23

	1-Year	5-Year	10-Year
Net Asset Value (“NAV”)	-3.45%	-0.11%	5.06%
Market Price	-6.99%	-1.14%	4.53%
MSCI China All-Shares Index	-3.87%	-2.20%	3.80%

Growth of a Hypothetical $10,000 Investment(2)

(1)

Past performance is not a guide to future returns. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in NAV and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The NAV percentages are not an indication of the performance of a shareholders investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. Indexes are unmanaged and it is not possible to invest directly in an index. The MSCI China All Shares Index captures large and mid-cap representation across China A shares, B shares, H shares, Red Chips, P chips and foreign listings (e.g. ADRs). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China.

(2)

The graph represents historical performance of a hypothetical investment of $10,000 in the Fund over ten years. This graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Matthews International Capital Management was appointed as Investment Manager January 1, 2019. Prior to that date the Fund had different Investment Management arrangements.

THE CHINA FUND, INC.

Portfolio Management (unaudited)

Matthews International Capital Management, LLC (“Matthews Asia”), the largest dedicated Asia investment specialist in the United States, is an independent, privately owned firm with a focus on long-term investment performance.

Andrew Mattock serves as the Lead Manager for the Fund’s portfolio of listed securities. Prior to joining Matthews Asia in 2015, he was a Fund Manager at Henderson Global Investors for 15 years, first in London and then in Singapore, managing Asia Pacific equities. Andrew holds a Bachelor of Business majoring in Accounting from ACU. He began his career at PricewaterhouseCoopers and qualified as a Chartered Accountant.

Winnie Chwang serves as the co-manager for the Fund’s portfolio of listed securities. Ms. Chwang joined Matthews Asia in 2004 and has built her investment career at the firm. Ms. Chwang is U.S. based and has over 18 years of experience investing in Asia.

THE CHINA FUND, INC.

Schedule of Investments
April 30, 2023 (unaudited)

Name of Issuer and Title of Issue	Shares	Value (Note A)
COMMON STOCK
CHINA — “A” SHARES
Banks — 4.5%
China Merchants Bank Co., Ltd. — A	1,290,147	$6,267,756
Beverages — 3.0%
Shanxi Xinghuacun Fen Wine Factory Co., Ltd. — A	50,300	1,805,952
Wuliangye Yibin Co., Ltd. — A	101,096	2,469,873
		4,275,825
Capital Markets — 0.9%
East Money Information Co., Ltd. — A	557,880	1,297,922
Chemicals — 0.6%
Shanghai Putailai New Energy Technology Co., Ltd. — A	115,600	872,345
Electrical Equipment — 4.8%
Contemporary Amperex Technology Co., Ltd. — A	121,140	4,048,477
Sungrow Power Supply Co., Ltd. — A	157,800	2,574,160
		6,622,637
Electronic Equipment, Instruments & Components — 2.6%
Wingtech Technology Co., Ltd. — A	202,154	1,537,950
Zhejiang Supcon Technology Co., Ltd. — A	149,655	2,085,352
		3,623,302
Health Care Equipment & Supplies — 1.6%
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. — A	34,100	1,539,578
Shenzhen New Industries Biomedical Engineering Co., Ltd. — A	85,400	651,647
		2,191,225
Household Durables — 1.5%
Midea Group Co., Ltd. — A	258,829	2,123,640
Machinery — 2.4%
Estun Automation Co., Ltd. — A	377,100	1,242,593
Shenzhen Inovance Technology Co., Ltd. — A	239,804	2,141,710
		3,384,303
Media — 3.0%
Focus Media Information Technology Co., Ltd. — A	2,970,000	2,765,954
Three’s Co., Media Group Co., Ltd. — A	65,800	1,477,083
		4,243,037

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE oF INVESTMENTS (continued)
April 30, 2023 (unaudited)

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK (continued)
CHINA — “A” SHARES (continued)
Semiconductors & Semiconductor Equipment — 2.6%
LONGi Green Energy Technology Co., Ltd. — A	82,057		$414,095
NAURA Technology Group Co., Ltd. — A	34,702		1,677,779
Zhejiang Jingsheng Mechanical & Electrical Co., Ltd. — A	164,200		1,624,146
			3,716,020
Software — 1.3%
Shanghai Baosight Software Co., Ltd. — A	229,830		1,793,891
Specialty Retail — 1.2%
China Tourism Group Duty Free Corp., Ltd. — A	70,900		1,648,031
Transportation Infrastructure — 1.3%
Shanghai International Airport Co., Ltd. — A*	242,600		1,881,193
TOTAL CHINA — “A” SHARES — (Cost $46,219,917)		31.3%	43,941,127
HONG KONG
Automobiles — 1.5%
Yadea Group Holdings, Ltd. 144A	876,000		2,048,810
Broadline Retail — 16.9%
Alibaba Group Holding, Ltd.*	1,018,808		10,732,155
JD.com, Inc.	353,654		6,248,671
PDD Holdings, Inc. ADR*	99,446		6,777,245
			23,758,071
Capital Markets — 1.2%
Hong Kong Exchanges & Clearing, Ltd.	40,900		1,698,769
Consumer Staples Distribution & Retail — 1.5%
JD Health International, Inc. 144A*	295,700		2,128,571
Diversified Consumer Services — 1.0%
China Education Group Holdings, Ltd.	1,598,000		1,422,084
Entertainment — 1.0%
Bilibili, Inc. ADR(1)*	69,563		1,416,303
Gas Utilities — 1.5%
ENN Energy Holdings, Ltd.	157,900		2,163,742

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE oF INVESTMENTS (continued)
April 30, 2023 (unaudited)

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK (continued)
HONG KONG (continued)
Hotels, Restaurants & Leisure — 8.6%
Galaxy Entertainment Group, Ltd.*	352,000		$2,508,740
H World Group, Ltd. ADR*	41,236		1,933,968
Meituan 144A*	438,250		7,546,348
			11,989,056
Household Durables — 1.4%
Man Wah Holdings, Ltd.	2,395,600		2,016,569
Interactive Media & Services — 8.0%
Kuaishou Technology Co., Ltd. 144A*	312,000		2,054,954
Tencent Holdings, Ltd.	208,500		9,218,891
			11,273,845
Life Sciences Tools & Services — 2.7%
Wuxi Biologics Cayman, Inc. 144A*	635,500		3,791,908
Real Estate Management & Development — 6.2%
CIFI Holdings Group Co., Ltd.(1)	21,016,968		1,831,369
Country Garden Services Holdings Co., Ltd.	1,238,000		1,939,863
KE Holdings, Inc. ADR*	271,613		4,261,608
Times China Holdings, Ltd.(1)*	8,477,000		642,621
			8,675,461
TOTAL HONG KONG — (Cost $91,928,107)		51.5%	72,383,189
HONG KONG — “H” SHARES
Banks — 1.5%
China Construction Bank Corp.	3,232,000		2,165,911
Beverages — 1.0%
Tsingtao Brewery Co., Ltd.	134,000		1,434,635
Capital Markets — 8.4%
China International Capital Corp., Ltd. 144A	2,686,800		5,648,484
China Merchants Securities Co., Ltd. 144A	2,194,600		2,232,005
CITIC Securities Co., Ltd.	1,790,125		3,764,541
			11,645,030
Health Care Providers & Services — 1.1%
Sinopharm Group Co., Ltd.	452,800		1,602,689

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE oF INVESTMENTS (continued)
April 30, 2023 (unaudited)

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK (continued)
HONG KONG — “H” SHARES (continued)
Insurance — 3.2%
PICC Property & Casualty Co., Ltd.	1,866,000		$2,253,020
Ping An Insurance Group Co., of China Ltd.	311,000		2,260,779
			4,513,799
Oil, Gas & Consumable Fuels — 1.7%
PetroChina Co., Ltd.	3,424,000		2,373,148
TOTAL HONG KONG — “H” SHARES — (Cost $23,170,053)		16.9%	23,735,212
TOTAL HONG KONG (INCLUDING “H” SHARES) — (Cost $115,098,160)		68.4%	96,118,401
TOTAL COMMON STOCK — (Cost $161,318,077)		99.7%	140,059,528
COLLATERAL FOR SECURITIES ON LOAN
Money Market Funds — 1.9%
Fidelity Investments Money Market Government Portfolio, 4.77%∞ (Cost $2,674,123)	2,674,123		2,674,123
TOTAL COLLATERAL FOR SECURITIES ON LOAN — (Cost $2,674,123)		1.9%	2,674,123

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE oF INVESTMENTS (continued)
April 30, 2023 (unaudited)

Name of Issuer and Title of Issue	Principal Amount			Value (Note A)
SHORT TERM INVESTMENTS
Time Deposits — 0.3%
Citibank N.A. - New York, 4.18%, 5/1/2023	USD	434,053		$434,053
TOTAL SHORT TERM INVESTMENTS — (Cost $434,053)			0.3%	434,053
TOTAL INVESTMENTS — (Cost $164,426,253)			101.9%	143,167,704
OTHER ASSETS AND LIABILITIES			(1.9)%	(2,740,969)
NET ASSETS			100.0%	$140,426,735

Footnotes to Schedule of Investments

*	Denotes non-income producing security.

∞	Rate shown is the 7-day yield as of April 30, 2023.

(1)

A security (or a portion of the security) is on loan. As of April 30, 2023, the market value of securities loaned was $2,515,886. The loaned securities were secured with cash collateral of $2,674,123. Collateral is calculated based on prior day’s prices.

144A Securities exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2023, these restricted securities amounted to $25,451,080, which represented 18.12% of net assets.

ADR — American Depositary Receipt

USD — United States dollar

See notes to financial statements.

THE CHINA FUND, INC.

Statement of Assets and Liabilities
April 30, 2023 (unaudited)

ASSETS
Investments in securities, at value (cost $164,426,253) (including securities on loan at value, $2,515,886) (Note A)	$143,167,704
Cash	5,880
Receivable for investments sold	300,871
Prepaid expenses	175,115
TOTAL ASSETS	143,649,570

LIABILITIES
Payable for investments purchased	361,270
Payable upon return of collateral for securities on loan	2,674,123
Administration and custodian fees payable (Note B)	33,469
Chief Compliance Officer fees payable	4,507
Other accrued expenses	149,466
TOTAL LIABILITIES	3,222,835
TOTAL NET ASSETS	$140,426,735

COMPOSITION OF NET ASSETS:
Par value, 100,000,000 shares authorized, 10,117,023 shares outstanding (Note C)	101,171
Paid in capital in excess of par	177,256,259
Distributable earnings	(36,930,695)
TOTAL NET ASSETS	$140,426,735

NET ASSET VALUE PER SHARE
($140,426,735/10,117,023 shares of common stock outstanding)	$13.88

See notes to financial statements.

THE CHINA FUND, INC.

Statement of Operations
Six Months Ended April 30, 2023 (unaudited)

INVESTMENT INCOME:
Dividend income (net of tax withheld of $10,349)	$327,807
Securities lending income	84,060
Interest income	34,447
TOTAL INVESTMENT INCOME	446,314

EXPENSES
Investment Management fees (Note B)	556,246
Directors’ fees and expenses	123,316
Insurance	66,706
Legal fees (Note B)	50,116
Custodian fees (Note B)	45,328
Administration fees (Note B)	37,363
Chief Compliance Officer fee	30,757
Principal Financial Officer fee	30,757
Audit and tax service fees	27,275
Shareholder service fees	17,741
Stock exchange listing fee	13,466
Transfer agent fees	12,796
Fund accounting fees	11,901
Printing and postage	11,412
Fund Secretary fee	4,959
Miscellaneous expenses	30,785
TOTAL EXPENSES	1,070,924

NET INVESTMENT LOSS	(624,610)

See notes to financial statements.

THE CHINA FUND, INC.

Statement of Operations (continued)
Six Months Ended April 30, 2023 (unaudited)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investments	$(12,188,898)
Net realized loss on foreign currency transactions	(28,871)
(12,217,769)
Net change in unrealized appreciation/depreciation on investments	43,238,037
Net change in unrealized appreciation/depreciation on foreign currency transactions	(13)
43,238,024

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	31,020,255

NET INCREASE IN NET ASSETS FROM OPERATIONS	$30,395,645

See notes to financial statements.

THE CHINA FUND, INC.

Statements of Changes In Net Assets

	Six Months Ended April 30, 2023	Year Ended October 31, 2022
	(unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(624,610)	$(570,162)
Net realized gain (loss) on investments and foreign currency transactions	(12,217,769)	4,671,794
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	43,238,024	(122,574,950)
Net increase (decrease) in net assets from operations	30,395,645	(118,473,318)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(6,875,397)	(75,077,381)
Total distributions to shareholders	(6,875,397)	(75,077,381)

CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased (Note D)	(1,858,828)	(1,986,437)
Net decrease in net assets from capital share transactions	(1,858,828)	(1,986,437)
NET INCREASE (DECREASE) IN NET ASSETS	21,661,420	(195,537,136)

NET ASSETS:
Beginning of Period	118,765,315	314,302,451
End of Period	$140,426,735	$118,765,315

See notes to financial statements.

THE CHINA FUND, INC.

Financial Highlights
Selected data for a share of common stock outstanding for the periods indicated

	Six Months Ended	Year Ended October 31,
	April 30, 2023	2022		2021	2020	2019(1)	2018
	(unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$11.58	$30.32		$31.52	$22.80	$18.98	$23.31
Net investment income (loss)*	(0.06)	(0.06)		0.06	0.06	0.13	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.00	(11.43	)(2)	1.02	9.98	4.09	(3.92)
Total from investment operations	2.94	(11.49)		1.08	10.04	4.22	(3.78)
Less dividends and distributions:
Dividends from net investment income	—	(0.04)		(0.15)	(0.13)	(0.17)	(0.55)
Distributions from net realized gains	(0.67)	(7.23)		(2.16)	(1.25)	(0.37)	—
Total dividends and distributions	(0.67)	(7.27)		(2.31)	(1.38)	(0.54)	(0.55)
Capital Share Transactions:
Accretion (Dilution) to net asset value resulting from share repurchase program, tender offer or issuance of shares in stock dividend	0.03	0.02		0.03	0.06	0.14	—

Net asset value, end of period	$13.88	$11.58		$30.32	$31.52	$22.80	$18.98

Market price, end of period	$11.76	$9.80		$26.06	$27.93	$20.08	$16.98

Total Investment Return (Based on Market Price)(3)	25.46%	(47.48)%		0.54%	47.84%	21.86%	(17.53)%

Total Investment Return (Based on Net Asset Value)(4)	25.32%	(46.66	)%(2)	3.65%	46.94%	23.79%	(16.55)%

Ratios and Supplemental Data
Net assets, end of period (000’s)	$140,427	$118,765		$314,302	$329,412	$242,937	$298,469
Ratio of gross expenses to average net assets	1.41%	1.25%		1.00%	1.08%	1.41%	1.91%
Ratio of net expenses to average net assets	1.41%	1.25%		1.00%	1.08%	1.41%	1.91%
Ratio of net investment income to average net assets	(0.82)%	(0.30)%		0.20%	0.25%	0.61%	0.62%
Portfolio turnover rate	35%	74%		76%	60%	132%	50%

*	Per share amounts have been calculated using the average share method.
(1)	Effective January 1, 2019, Matthews International Capital Management, LLC became the investment manager. Prior to January 1, 2019, the Fund’s investment manager was Allianz Global Investors.
(2)

Includes proceeds from a class action settlement payment related to foreign exchange transactions from prior years. Without this, net realized and unrealized gain (loss) on investments and foreign currency transactions would have been $(11.44) and the Total Investment Return (Based on Net Asset Value) would have been (46.70)%.

(3)	Based on changes in the share market price and assumes that dividend and capital gain distributions, if any, were reinvested in accordance with the Dividend Reinvestment and Cash Purchase Plan.
(4)	Based on changes in the share net asset value and assumes that dividend and capital gain distributions, if any, were reinvested in accordance with the Dividend Reinvestment and Cash Purchase Plan.

See notes to financial statements.

THE CHINA FUND, INC.

Notes to Financial Statements
April 30, 2023 (unaudited)

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The China Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities (i) of companies for which the principal securities trading market is in the People’s Republic of China (“China”), (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets, in China and (iii) constituting direct equity investments in companies organized in China (“Direct Investments”). The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund’s investment manager is Matthews International Capital Management, LLC (“Matthews Asia” or the “Investment Manager”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation: Portfolio securities listed on recognized U.S. or foreign security exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, from brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value in good faith by or at the direction of the Board of Directors (the “Board”) considering relevant factors, data and information including, if relevant, the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. For securities listed on non-North American exchanges, the Fund fair values those securities daily using fair value factors provided by a third-party pricing service if certain thresholds determined by the Board are met. Direct Investments and derivatives investments, if any, are valued at fair value as determined by or at the direction of the Board based on financial and other information supplied by the Direct Investment Manager or a third-party pricing service.

Factors used in determining fair value may include, but are not limited to, the type of security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, the availability of quotations from broker-dealers, the availability of values of third parties other than the Investment Manager, information obtained from the issuer, analysts, and/or the appropriate stock exchange (if available), an analysis of the company’s financial

Notes To Financial Statements (unaudited) (continued)

statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade.

Securities Lending: The Fund may lend up to 33 1/3% of the Fund’s total assets held by Brown Brothers Harriman & Co. (“BBH”) as custodian to certain qualified brokers, except those securities which the Fund specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Upon entering into a securities lending transaction, the Fund receives cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by BBH, acting in its capacity as securities lending agent (the “Agent”), in the Fidelity Investments Money Market Government Portfolio. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

	Remaining Contractual Maturity of the Agreements As of April 30, 2023
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Money Market Fund	$2,674,123	$—	$—	$—	$2,674,123
Total Borrowings	$2,674,123	$—	$—	$—	$2,674,123
Gross amount of recognized liabilities for securities lending transactions					$2,674,123

As of April 30, 2023, the Fund had loaned securities which were collateralized by cash. The value of the securities on loan and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral
$2,515,886	$2,674,123	$—	$2,674,123

* Fund cannot repledge or dispose of this collateral, nor does the Fund earn any income or receive dividends with respect to this collateral.

Notes To Financial Statements (unaudited) (continued)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
$2,674,123	$—	$(2,674,123)	$0

Time Deposits: The Fund places excess cash balances into overnight time deposits with one or more eligible deposit institutions that meet credit and risk standards approved by the Fund. These are classified as short-term investments in the Schedule of Investments.

Foreign Currency Translations: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Forward Foreign Currency Contracts: The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risks. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain or loss and included in the distributable earnings in the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain or loss is disclosed in the realized and unrealized gain or loss on foreign currency transactions in the Fund’s accompanying Statement of Operations. On April 30, 2023, the Fund did not hold forward foreign currency transactions contracts.

Option Contracts: The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets. Option contracts are valued daily and unrealized gains or losses are recorded on the Statement of Assets and Liabilities based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. Such gain or loss is disclosed in the realized and unrealized gain or loss on options in the Fund’s accompanying Statement of Operations. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Notes To Financial Statements (unaudited) (continued)

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of a counterparty to meet the terms of the contract. At April 30, 2023, the Fund did not hold any option contracts.

Equity-Linked Securities: The Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities may be used by the Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Fund bears the risk that the issuer of any equity-linked securities may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid. At April 30, 2023, the Fund did not hold equity-linked securities.

Direct Investments: The Fund may invest up to 25% of the net proceeds from its offering of its outstanding common stock in Direct Investments; however, the Board of the Fund has suspended additional investments in Direct Investments. Direct Investments are generally restricted and do not have a readily available resale market. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protections requirements applicable to publicly traded securities. At April 30, 2023, the Fund did not hold Direct Investments.

Indemnification Obligations: Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Security Transactions and Investment Income: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

Dividends and Distributions: The Fund intends to distribute to its stockholders, at least annually, substantially all of its net investment income and any net realized capital gains. Distributions to stockholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no

Notes To Financial Statements (unaudited) (continued)

impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Unless the Board elects to make distributions in shares of the Fund’s common stock, the distributions will be paid in cash, except with respect to stockholders who have elected to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan.

Federal Taxes: It is the Fund’s policy to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“Code”) and to distribute to stockholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the period ended April 30, 2023, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. For the previous three years the Fund remains subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the State of Maryland. The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

At April 30, 2023, the cost of investments for federal income tax purposes was $164,426,253. Gross unrealized appreciation of investments was $10,192,330 while gross unrealized depreciation of investments was $31,450,879, resulting in net unrealized depreciation of investments of $21,258,549.

NOTE B — ADVISORY FEE AND OTHER TRANSACTIONS

Matthews Asia is the investment manager for the Fund’s listed assets (“Listed Assets”). Matthews Asia receives a fee, computed and accrued daily and paid monthly at an annual rate of 0.70% if assets exceed $150 million and 0.80% if assets do not exceed $150 million. For the period ended April 30, 2023, the investment management fee rate was equivalent to an annual effective rate of 0.73% of the Fund’s average daily net assets. For the six months ended April 30, 2023, no fees were paid for Direct Investments as the Fund held no such investments during the period.

No director, officer or employee of Matthews Asia, or any affiliates of those entities receives any compensation from the Fund for serving as an officer or director of the Fund.

BBH provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. For these services, the Fund pays BBH a fee that is calculated daily and paid monthly at an annual rate based on aggregate average daily assets of the Fund, subject to a monthly minimum fee. The Fund also pays BBH an annual fee for certain legal administration services, including corporate secretarial services and preparing regulatory filings.

The Fund has also contracted with BBH to provide custody and fund accounting services to the Fund. For these services, the Fund pays BBH asset-based fees, subject to a minimum fee, that vary according to the number of positions and transactions plus out-of-pocket expenses.

Notes To Financial Statements (unaudited) (continued)

NOTE C — FUND SHARES

At April 30, 2023, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 10,117,023 were issued and outstanding.

For the period ended April 30, 2023, the Fund repurchased 141,572 shares of its common stock, valued at $1,858,828 from stockholders participating in the repurchases under the Fund’s discount management program.

	For Period Ended April 30, 2023	For Year Ended October 31, 2022
Shares outstanding at beginning of period	10,258,595	10,366,808
Shares repurchased	(141,572)	(108,213)
Shares outstanding at end of period	10,117,023	10,258,595

NOTE D — DISCOUNT MANAGEMENT PROGRAM

On February 6, 2019, the Fund announced that its Board of Directors approved a Discount Management Program (the “Program”) which authorizes management to make open market purchases in an aggregate amount up to 10% of the Fund’s common shares outstanding as of the close of business on October 31 of the prior year. This limit may be increased or decreased by the Board at any time. Under the Program, the Fund expects to repurchase its common shares in the open market on any trading day that the Fund’s shares are trading above the discount threshold. On each day that shares are repurchased, the Fund repurchases its shares within the limits permitted by law. The Program is intended to enhance stockholder value, as repurchases made at a discount may have the effect of increasing the per share NAV of the Fund’s remaining shares. There is no assurance, however, that the market price of the Fund’s shares, either absolutely or relative to NAV, will increase as a result of any share repurchases. These repurchases may be commenced or suspended at any time or from time to time without any notice. Any repurchases will be disclosed in the Fund’s stockholder reports for the relevant fiscal periods.

For the period ended April 30, 2023, the Fund repurchased 141,572 (October 31, 2022: 108,213) of its shares at an average price of $13.13 (October 31, 2022: $18.36) per share (including brokerage commissions) at an average discount of 12.4% (October 31, 2022: 11.69%). These repurchases had a total cost of $1,858,828 (October 31, 2022: $1,986,437). The Board will continue to review the Program and its effectiveness, and, as appropriate, may make further enhancements as it believes are necessary.

NOTE E — CONDITIONAL PERFORMANCE TENDER OFFER POLICY

On January 24, 2023 the Board announced the adoption of a policy pursuant to which the Fund intends to conduct a performance tender offer for up to twenty-five percent (25%) of the Fund’s then-issued and outstanding shares of common stock on or before March 31, 2028, and on each fifth-year anniversary thereafter, if the Fund’s investment performance does not equal or exceed that of the Fund’s performance benchmark, the MSCI China All Shares Index,

Notes To Financial Statements (unaudited) (continued)

for the period commencing on January 1, 2023 and ending on December 31, 2027 (and for each five-year performance period thereafter) (the “Performance Policy”). The offer size, price at which shares are to be tendered, and other terms and conditions of such performance tender offer would be determined by the Board in its discretion based on its review and consideration of market conditions at that time and any other factors it deems relevant. The Board would proceed with a performance tender offer pursuant to the Performance Policy only to the extent it would be consistent with the best interests of the Fund and its shareholders under then-current circumstances. The Board will not eliminate or materially modify the Performance Policy without first notifying the Fund’s shareholders.

NOTE F — INVESTMENT TRANSACTIONS

For the six months ended April 30, 2023, the Fund’s cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $51,390,097 and $59,434,201, respectively.

NOTE G — INVESTMENTS IN CHINA

The Fund’s investments in Chinese companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of Chinese companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized Chinese companies, particularly in China; and (8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

In June 2021, the President of the United States issued an Executive Order (the “Order”) to prohibit, among other things, any transaction by any U.S. person in publicly traded securities of certain companies determined to be involved with China’s surveillance technology sector. The Order, which took effect on August 2, 2021, expands the scope of a previously issued Executive Order that prohibited U.S. persons’ transactions in companies determined to be affiliated with China’s military. The Order, and any similar future actions by the United States government, may limit the securities in which the Fund may invest, and adversely affect the Fund’s performance.

The Chinese government plays a major role in the country’s economic policies regarding foreign investments. Foreign investors are subject to the risk of loss from expropriation or nationalization of their investment assets and property, governmental restrictions on foreign investments and the repatriation of capital invested. The Chinese government may intervene or seek to control the operations, structure, or ownership of Chinese companies, including with respect to foreign investors of such companies. For example, the Fund may invest to a significant extent in variable interest entity (“VIE”) structures. VIE structures can vary, but generally consist of a U.S.-listed company with contractual arrangements, through one or more wholly-owned special purpose vehicles, with a Chinese company that ultimately provides the U.S.-listed company with contractual rights to exercise control over and obtain economic benefits

Notes To Financial Statements (unaudited) (continued)

from the Chinese company. The VIE structure enables foreign investors, such as the Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government has restricted or prohibited the ownership of such company by foreign investors. As a result, an investment in a VIE structure subjects the Fund to the risks associated with the underlying Chinese company. Intervention by the Chinese government into the operation or ownership of VIE structures could significantly and adversely affect the Chinese company’s performance and thus, the value of the Fund’s investment in the VIE, as well as the enforceability of the VIE contractual arrangements with the underlying Chinese company. In the event of such an occurrence, the Fund, as a foreign investor, may have little or no legal recourse. The Fund’s investment in a VIE structure is also subject to the risk that the underlying Chinese company (or its officers, directors, or Chinese equity owners) may breach its contractual arrangements with the other entities in the VIE structure, or Chinese law changes in a way that adversely affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, in which case the Fund may suffer significant losses on its VIE investments with little or no recourse available.

NOTE H — FAIR VALUE MEASUREMENT

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 — Inputs that are unobservable.

The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund’s investments carried at value:

ASSETS VALUATION INPUT

Description*	Level 1	Level 2	Level 3	Total
Common Stock	$17,697,576	$122,361,952	$—	$140,059,528
Collateral For Securities On Loan	2,674,123	—	—	2,674,123
Short Term Investments	434,053	—	—	434,053
TOTAL INVESTMENTS	$20,805,752	$122,361,952	$—	$143,167,704

* Please refer to the Schedule of Investments for additional security details.

NOTE I — DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund did not enter into any derivatives transactions or hedging activities for the six months ended April 30, 2023.

Notes To Financial Statements (unaudited) (continued)

NOTE J — NEW ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued ASU 2022-03, “Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions.” The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. Management is evaluating the implications of this guidance to future financial statements.

On December 15, 2022, the U.S. Public Company Accounting Oversight Board (PCAOB) announced that it was able to fully inspect and investigate the audit workbooks of PCAOB-registered accounting firms working for Chinese companies listed on U.S. securities exchanges.

NOTE K — CORONAVIRUS (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

THE CHINA FUND, INC.

Other Information (unaudited)

Board Considerations Regarding Approval of Continuance of the Investment Advisory and Management Agreement

The Investment Company Act of 1940 (the “1940 Act”) requires that any investment advisory agreement be approved initially, as well as annually after its initial two-year term, by a vote of: (i) the Board of Directors (the “Board”) or the stockholders of the Fund and (ii) a majority of the Board members who are not parties to the agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of the approval of such investment advisory agreement, the Independent Directors must request and evaluate such information as may reasonably be necessary to make a reasonable business judgment with respect to the approval of the investment advisory agreement, and the adviser is required to provide such information.

In considering the approval of the Investment Advisory and Management Agreement (the “Agreement”) between the Fund and Matthews International Capital Management, LLC (“Matthews Asia”), the Board, all of whom are Independent Directors, took into account all the materials provided prior to and during a meeting of the Board held on November 30, 2022 (the “Meeting”). The materials included, among other things, fee, expense, and performance data comparing the Fund to peer funds, the presentations made by Matthews Asia during the Meeting, and the comprehensive discussions had during the Meeting. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Fund.

The information prepared specifically for the review of the Agreement supplemented the information provided to the Board throughout the year. The Board met regularly during the year and the information provided and topics discussed at such meetings were relevant to the review of the Agreement. Some of these reports and other data included, among other things, materials that outlined the Fund’s investment performance; compliance, regulatory, and risk management matters; the trading practices of Matthews Asia; valuation of securities; fund expenses; and overall market and regulatory developments. The Independent Directors considered the review of the Agreement to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained during their tenure on the Board governing the Fund and working with Matthews Asia in their review of the Agreement.

The conclusions that the Independent Directors reached were based on a comprehensive evaluation of all information provided by Matthews Asia and were not the result of any single factor; rather, the Board based its determination on the total mix of information available to it.

In evaluating the Agreement, the Board received and considered information, during the Meeting and throughout the year, regarding: (i) the nature, extent and quality of services provided to the Fund by Matthews Asia; (ii) the Fund’s performance, including as compared to relevant benchmarks and peer funds; (iii) Matthews Asia’s costs of and profits realized from providing advisory services to the Fund, including any fall-out benefits enjoyed by Matthews Asia; (iv) comparative fee and expense data; (v) the extent to which the advisory fee for the Fund reflects economies of scale shared with Fund stockholders; and (vi) other factors the Board deemed to be relevant. With respect to materials, the Board specifically noted that such materials included information with respect to the fee, comparative fees and expense information, performance figures and profitability analysis with respect to the Fund, and the services provided by Matthews Asia. The Board also considered brokerage policies and practices, the standards applied in seeking best execution, and policies and practices regarding soft dollars.

THE CHINA FUND, INC.

Other Information (unaudited) (continued)

Nature, Extent and Quality of the Services Provided. In considering the nature and quality of the services provided to the Fund, the Board considered Matthews Asia’s specific responsibilities in all aspects of the day-to-day management of the Fund. The Board noted that Matthews Asia’s responsibilities include making investment decisions, supervising the acquisition and disposition of investments and supervising the selection of brokers or dealers to execute these transactions in accordance with the Fund’s investment objective and policies and within the guidelines and directions established by the Board, quarterly reporting to the Board, and implementing Board directives as they relate to the Fund. The Board considered the qualifications, experience, and responsibilities of Matthews Asia’s investment personnel, the quality of Matthews Asia’s compliance infrastructure, and the determination of the Fund’s Chief Compliance Officer that Matthews Asia has appropriate compliance policies and procedures in place. The Board noted that it was provided with Matthews Asia’s current Form ADV, as well as responses to a detailed series of questions, which included a description of its operations, service offerings, personnel, compliance program, risk management program, and financial condition. The Board considered Matthews Asia’s experience working with registered investment companies, including the Fund, and the Fund’s performance.

Based on the factors discussed above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent, and quality of the services provided to the Fund by Matthews Asia.

Performance. The Board received and considered performance information for the Fund. The Board considered the short-term and long-term performance of the Fund on both an absolute basis and in comparison to appropriate peer funds and benchmark indices for various time periods. In evaluating the performance of the Fund, the Board considered risk expectations for the Fund, the impact of relevant market or regulatory factors, as well as the level of Fund performance in the context of its review of Fund expenses and Matthews Asia’s profitability. In addition to the information received by the Board at the Meeting, the Board received detailed performance information for the Fund at each regular Board meeting during the year. The Board concluded that the Fund’s overall performance was satisfactory when viewed in the context of its investment style and was consistent with the Fund’s investment approach regularly communicated to investors.

Cost of Advisory Services and Profitability. The Board considered the fee rate paid by the Fund to Matthews Asia in light of the nature, extent and quality of the services provided to the Fund and in comparison to the management fees of other funds in the Fund’s relevant peer group. The Board considered that the Fund’s management fee was toward the lower end of the range of fees paid by funds in the peer group. The Board considered the depth and range of services provided under the Agreement.

The Board reviewed Matthews’ profitability data for the Fund using data as of June 30, 2022. The Board also reviewed the allocation methods used in preparing the profitability data. In considering profitability information, the Board considered the effect of fall-out benefits on Matthews Asia’s expenses, such as the increased visibility of Matthews Asia’s investment management business due to the availability of the Fund through various broker-dealer platforms as well as the research services acquired by Matthews Asia through soft dollars. The Board focused on profitability of Matthews Asia’s relationships with the Fund before taxes and distribution expenses. The Board noted that Matthews Asia’s commitment of resources to the Fund resulted in it assuming entrepreneurial and other risks, for which it may

THE CHINA FUND, INC.

Other Information (unaudited) (continued)

reasonably seek to be compensated. The Board concluded that Matthews Asia’s profitability was not excessive in light of the nature, extent and quality of services provided to the Fund.

Economies of Scale. The Board considered the potential benefits from economies of scale that the Fund’s stockholders could be afforded. The Board noted that the Fund’s investment advisory fee includes breakpoints, which allows for economies of scale to be shared through reductions in the advisory fee as Fund assets grow. Based on its consideration of this factor and the factors above, the Board determined that there was a reasonable sharing of any realized economies of scale under the Agreement.

Conclusion. After considering and weighing all of the above factors and having requested and received such information from Matthews Asia as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of counsel, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve the continuance of the Agreement.

Results of Annual Stockholder Meeting held on March 9, 2023

1. Election of Director – the stockholders of the Fund elected the following Director to serve for a three year term expiring on the date of which the annual meeting of stockholder is held in 2026.

Director	Votes Cast for	Votes Against/Withheld
George Iwanicki	8,410,039	117,350

PRIVACY POLICY

Privacy Notice

The China Fund, Inc. collects nonpublic personal information about its stockholders from the following sources:

■ Information it receives from stockholders on applications or other forms; and

■ Information about stockholder transactions with the Fund.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its stockholders’ nonpublic personal information.

THE CHINA FUND, INC.

Other Information (unaudited) (continued)

QUARTERLY PORTFOLIO OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov or on the Fund’s website at www.chinafundinc.com or upon request by calling 1-888-246-2255.

PROXY VOTING POLICIES & PROCEDURES

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at 1-888-246-2255 and on the Securities and Exchange Commission website at www.sec.gov.

CERTIFICATIONS

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of April 6, 2023, she was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

Dividends and Distributions:
Summary of Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), adopted by the Fund, each stockholder will automatically be a participant (a “Participant”) in the Plan unless Computershare Trust Company, N.A., the Plan Agent, is otherwise instructed by the stockholder in writing, to have all distributions, net of any applicable U.S. withholding tax, paid in cash. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Computershare Trust Company, N.A., as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting Computershare Trust Company, N.A. c/o The China Fund, Inc. at P.O. Box 43006, Providence, RI 02940-3006, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

Whenever the Directors of the Fund declare a capital gains distribution or an income dividend payable only in shares of the Fund’s common stock (including such a declaration that provides an option to receive cash), Participants will take such distribution or dividend entirely in shares of common stock to be issued by the Fund, and the Plan Agent shall automatically receive such shares of common stock, including fractions, for the Participant’s account.

Whenever a dividend or distribution is declared payable in cash or shares of the Fund’s common stock, the Plan will operate as follows: (i) whenever the market price per share of common stock equals or exceeds the net asset value per share at the time shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), Participants will be issued shares of common stock by the Fund valued at net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then Participants will be issued shares valued at 95% of the market price; and (ii) whenever the net asset value per share of the common stock on the Valuation Date exceeds the market price of a share of the common stock on the Valuation Date, Participants will receive shares of common stock of the Fund purchased in the open market. The Plan Agent will, as purchasing agent for the Participants, buy shares of common stock in the open market, on the New York Stock Exchange (the “Exchange”) or elsewhere, with the cash in respect of such dividend or distribution for the Participants’ accounts on, or shortly after, the payment date.

If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as purchasing agent for the Participants, buy shares of common stock in the open market, on the Exchange or elsewhere, with the cash in respect of such dividend or distribution for the Participants’ accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent annually, in any amount from $100 to $3,000 for investment in the Fund’s Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on January 15 of each year or the next trading day if January 15th is not a trading day. Participants may make voluntary cash payments by sending a check (in U.S. dollars and drawn on a U.S. Bank) made payable to “Computershare” along with a completed transaction form which is attached to each statement a Participant receives. The Plan Agent will not accept cash, traveler’s checks, money orders or third party checks. Any voluntary cash payments received more than thirty-five days prior to such date will be returned by the Plan Agent, and interest will

DIVIDENDS AND DISTRIBUTIONS:
SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (unaudited) (continued)

not be paid on any such amounts. The Plan Agent will wait up to three business days after receipt of a check to ensure it receives good funds and will then seek to purchase shares for optional cash investments on the next applicable investment date. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested. In the event that a Participant’s check for a voluntary cash payment is returned unpaid for any reason, the Plan Agent will consider the request for investment of such funds null and void, and shall immediately remove from the Participant’s account those shares, if any, purchased upon the prior credit of such funds. The Plan Agent shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale of such shares are insufficient to satisfy the balance of such uncollected amounts, the Plan Agent shall be entitled to sell such additional shares from the Participant’s account as may be necessary to satisfy the uncollected balance.

For all purposes of the Plan: (a) the market price of shares of common stock of the Fund on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date, (b) Valuation Date shall be the dividend or distribution payment date or, if that date is not an Exchange trading day, the next preceding trading day, and (c) net asset value per share of common stock on a particular date shall be as determined by or on behalf of the Fund.

The open-market purchases provided for above may be made on any securities exchange where the shares of common stock of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. In every case the price to the Participant shall be the weighted average purchase price obtained by the Plan Agent’s broker, net of fees. Funds held by the Plan Agent will not bear interest. In addition, it is understood that the Plan Agent shall have no liability (other than as provided in the Plan) in connection with any inability to purchase shares of common stock within 30 days after the payment date of any dividend or distribution as herein provided or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the shares of common stock of the Fund acquired for any Participant’s account. Whenever the Plan Agent, as purchasing agent for the Participants, is to buy shares of common stock in the open market, on the Exchange or elsewhere, with the cash in respect of a dividend or distribution, to the extent the Plan Agent is able to do so and, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the income dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as an income dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distributions, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent will confirm in writing, each trade for a Participant’s account and each share deposit or share transfer promptly after the account activity occurs. The statement will show the number of shares held, the number of shares for which dividends are being reinvested, any cash received for purchase of shares, the price per share for any purchases or sales, and any applicable fees for each transaction charged the Participant. In the event the only activity in a Participant’s account is the reinvestment of dividends, this activity will be confirmed in a statement on at least a

DIVIDENDS AND DISTRIBUTIONS:
SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (unaudited) (continued)

quarterly basis. If the Fund pays an annual dividend and the only activity in a Participant’s account for the calendar year is the reinvestment of such dividend, the Participant will receive an annual statement. These statements are a Participant’s continuing record of the cost basis of purchases and should be retained for income tax purposes.

The Plan Agent will hold shares of common stock acquired pursuant to the Plan in non-certificated form in the name of the Participant for whom such shares are being held and each Participant’s proxy will include those shares of common stock held pursuant to the Plan. The Plan Agent will forward to each Participant any proxy solicitation material received by it. In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the name of such Participants and held for the account of beneficial owners who participate in the Plan. Upon a Participant’s Internet, telephone or written request, the Plan Agent will deliver to her or him, without charge, a certificate or certificates representing all full shares of common stock held by the Plan Agent pursuant to the Plan for the benefit of such Participant.

Participants will not be charged a fee in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent’s transaction fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, Participants will be charged a per share fee (currently $0.05) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions and with purchases from voluntary cash payments made by the Participant. A $2.50 transaction fee and a per share fee of $0.15 will also be charged by the Plan Agent upon any request for sale. Per share fees include any brokerage commissions the Plan Agent is required to pay.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Stockholders appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Participants unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of a Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a successor Plan Agent for the purposes of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for the Participants’ accounts, all dividends and distributions payable on the shares of common stock held in the Participants’ name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

Requests for copies of the Plan, which sets forth all of the terms of the Plan, and all correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., the Plan Agent for The China Fund, Inc., in writing at P.O. Box 43006, Providence, RI 02940-3006, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

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THE CHINA FUND, INC.

United States Address

The China Fund, Inc.
c/o Brown Brothers Harriman & Co.
Fund Administration, 7th Floor
50 Post Office Square
Boston, MA 02110

Directors and Officers

Julian Reid, Chairman of the Board, Investment Committee, Discount Management Committee and Governance,
Nomination & Compensation Committee and Director
Richard Silver, Chairman of the Audit, Valuation and Compliance Committee and Director
George Iwanicki, Governance, Nomination & Compensation Committee, Contracts Committee, Investment Committee, Discount Management Committee and Director
Yan Hu, Governance, Nomination & Compensation Committee, Contracts Committee, Investment Committee, Discount Management Committee and Director
Theresa Noriega-Lum, President
Patrick Keniston, Chief Compliance Officer and Secretary
Monique Labbe, Treasurer

Investment Manager

Matthews International Capital Management, LLC

Shareholder Servicing Agent

AST Fund Solutions

Administrator, Accounting Agent and Custodian

Brown Brothers Harriman & Co.

Transfer Agent, Dividend Paying Agent and Registrar

Computershare Trust Company, N.A.

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

Legal Counsel

Morgan, Lewis & Bockius, LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

Not required for this filing.

Item 3. Audit Committee Financial Expert.

Not required for this filing.

Item 4. Principal Accountant Fees and Services.

Not required for this filing.

Item 5. Audit Committee of Listed Registrants.

Not required for this filing.

Item 6. Investments.

a.	Schedule of Investments is included as part of Item 1.

b.	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not required for this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

a.	Not required for this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six month period ended April 30, 2023, the following purchases were made by or on behalf of the Fund as that term is defined in Rule 10b-18 under the Exchange Act.

	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
November 1, 2022 through November 30, 2022	45,000	$11.95	45,000	980,860
December 1, 2022 through December 31, 2022	33,193	$13.76	33,193	947,667
January 1, 2023 through January 31, 2023	32,393	$14.66	32,393	915,274
February 1, 2023 through February 29, 2023	2,895	$15.70	2,895	912,379
March 1, 2023 through March 31, 2023	5,798	$12.70	5,798	906,581
April 1, 2023 through April 30, 2023	22,293	$12.12	22,293	884,288
Total	141,572	$13.13	141,572	884,288

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

The China Fund
11/1/2022 to 4/30/2023
Gross Income	$146,794
Fees Paid to Lending Agent	$30,695
Fees Paid to Collateral Manager	$2,575
Administration Fees	-
Indemnification Fees	-
Rebate Paid to Borrower	$21,423
Other Fees	-
Aggregate Fees/Compensation for SL	$54,693
Net Income from SL Activities	$92,101

(b)	Securities Lending: The Fund may lend up to 33 1/3% of the Fund’s total assets held by Brown Brothers Harriman & Co. (“BBH”) as custodian to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Upon entering into a securities lending transaction, the Fund receives cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by BBH, acting in its capacity as securities lending agent (the “Agent”), in the Fidelity Investments Money Market Government Portfolio. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

Item 13. Exhibits.

(a)(1)	Not required for this filing.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHINA FUND, INC.

By:	/s/ Theresa Noriega-Lum
Theresa Noriega-Lum
President of The China Fund, Inc.

Date: June 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Theresa Noriega-Lum
Theresa Noriega-Lum
President of The China Fund, Inc.

Date: June 26, 2023

By:	/s/ Monique Labbe
Monique Labbe
Treasurer of The China Fund, Inc.

Date: June 26, 2023